FEDERATED MARKET OPPORTUNITY FUND

(A portfolio of Federated Equity Funds)

Supplement to Prospectus dated February 28, 2003
-------------------------------------------------------------------------------

Under the section entitled "What are the Fund's Investment Strategies?", please delete the current disclosure up to the section entitled "Portfolio Turnover", and replace with the following:

     The Fund pursues its investment objective by investing, under normal market conditions, its assets in equity securities of companies that, in the Adviser's opinion, are undervalued or out of favor, or securities that appear to display defensive characteristics (i.e. securities that appear to have low volatility in share price relative to the overall equity market during periods of market turbulence). The Adviser may seek to preserve capital by increasing the Fund's cash position if it is unable to find sufficient undervalued or out of favor equity securities.

     In searching for equity securities that the Adviser deems to be undervalued the Adviser may invest in both domestic and foreign issuers. Foreign holdings may take the form of either American Depository Receipts, which represent interests in underlying securities issued by a foreign company but which are traded in the United States, or foreign securities purchased directly on a foreign exchange.

     In order to increase the current income of the Fund, the Adviser may opportunistically invest in fixed income securities. When investing in fixed income securities the Adviser will invest in the sectors of the fixed income market that it believes offers the best relative value. Such sectors may include non-investment grade fixed income securities, emerging market debt and foreign non-dollar denominated fixed income securities issued by foreign governmental entities or corporations.

     The Adviser may also purchase convertible securities and Real Estate Investment Trusts (REITs) to provide total return and/or to enhance the Fund's income.

     In selecting securities for the Fund's portfolio, the Adviser emphasizes the following: undervalued and overlooked companies that have the potential for positive changes; companies' financial strength, particularly the generation of "free" cash flow that exceeds capital spending and dividend requirements; companies' management skill and shareholder orientation; improving earnings; and equity securities that demonstrate an ability to maintain their value when the broad equity market is weak or that have relatively depressed market values.

     Companies with similar characteristics may be grouped together in broad categories called sectors. The Adviser may select securities of issuers in any sector and having any market capitalization range (i.e. number of shares multiplied by the share price). The Adviser allocates the Fund's assets among the various economic sectors based on Standard & Poor's classifications. The Adviser's allocations are based on a combination of bottom-up security selection and top-down sector emphasis. Primarily using the bottom-up approach, the Adviser searches for outstanding performance of individual stocks. The Adviser identifies such companies from research reports, stock screens or personal knowledge of the products and services. As a secondary matter, using top-down analysis, the Adviser considers current economic, financial market, and industry factors and societal trends that may affect the issuing company, in order to assist in determining sector allocations for the Fund.

     In addition, sector allocations are based on the Adviser's opinion as to which sectors are, as a whole, priced at a low market valuation ("undervalued") when compared with the other sectors. The Adviser also considers such factors as the dividend-paying potential and earnings growth potential of the companies in each sector.

     The Adviser uses the "value" style of investing, selecting securities of companies that, in the Adviser's opinion, are trading at a lower valuation in relation to their historic and current market prices, to industry peers, and to their expected future price based on projected earnings, and that therefore offer the potential for capital appreciation. Because the Adviser uses a "value" style of investing, the securities held by the Fund may not, under certain market conditions, increase as rapidly in price as stocks selected primarily for their growth attributes. However, such securities generally have lower share price volatility, and a higher yield, when compared with other equity securities.

     To determine the timing of purchases of portfolio securities, the Adviser compares the current stock price of an issuer with the Adviser's judgment as to that stock's intrinsic value. The Adviser prefers to purchase a stock when it is relatively depressed, rather than after a substantial rise in price. The Adviser uses technical analysis as an aid in timing purchases and sales. The Adviser sells a portfolio security if it determines that the issuer does not continue to meet its stock selection criteria.

     The Adviser may invest a portion of the Fund's assets in certain derivative contracts in anticipation of a decline in the market value of individual securities or security indicies.

     Hedging

     Hedging transactions are intended to reduce specific risks. For example, to protect the Funds against circumstances that would normally cause the Fund's portfolio securities to decline in value, the Fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. The Fund may also attempt to hedge by using combinations of different derivative contracts, or derivatives contracts and securities. The Fund's ability to hedge may be limited by the costs of the derivative contracts. The Fund may attempt to lower the cost of hedging by entering in transacations that provide only limited protection, including transactions that (1) hedge only a portion of the portfolio, (2) use derivatives contracts that cover a narrow range of circumstances or (3) involve the sale of derivatives contracts with different terms. Consequently, heging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to the Funds.


In the section entitled "What are the Principal Securities in Which the Fund Invests?" under the sub-heading "Fixed Income Securities", please insert the following:

     Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

     A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

     The following describes the types of fixed income securities in which the Fund invests.

In the section entitled "What are the Principal Securities in Which the Fund Invests?" please insert the following immediately after "American Depository Receipts:"

     Foreign Securities

     Foreign securities are securities of issuers based outside the United States. The Fund considers an issuer to be based outside the United States if:

     o it is organized under the laws of, or has a principal office located in, another country;

     o    the principal trading market for its securities is in another country;
          or

     o it (or its subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

     Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

     FOREIGN EXCHANGE CONTRACTS

     In order to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars, the Fund may enter into spot currency trades. In a spot trade, the Fund agrees to exchange one currency for another at the current exchange rate. The Fund may also enter into derivative contracts in which a foreign currency is an underlying asset. The exchange rate for currency derivative contracts may be higher or lower than the spot exchange rate. Use of these derivative contracts may increase or decrease the Fund's exposure to currency risk.

     DERIVATIVE CONTRACTS

     Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, commodities, financial indices or other assets or instruments. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset or instrument. The other party to a derivative contract is referred to as a counterparty.

     Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. The Fund may also trade derivative contracts over-the-counter
     (OTC) in transactions negotiated directly between the Fund and the counterparty.

     Depending upon how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset or instrument, derivative contracts may increase or decrease the Fund's exposure to interest rate and currency risks, and may also expose the fund to liquidity and leverage. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

     Asset Coverage

     In order to secure its obligations in connection with derivative contracts, the Fund will either own the underlying assets or set aside readily marketable securities with a value that equals or exceeds the Fund's obligations. Unless the Fund has other readily marketable assets to set aside, it cannot trade assets to secure such obligations without terminating the derivative contracts.


Under the section entitled "What are the Specific Risks of Investing in the Fund?" please insert the following immediately after "Risks of Investing in ADRs:"

     RISKS OF FOREIGN INVESTING

     Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

     Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign countries may lack financial controls and reporting standards, or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

     Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund's investments.

     CURRENCY RISKS

     Exchange rates for currencies fluctuate daily. The combination of currency risk and market risks tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S.

     Euro Risks

     The Fund may make significant investments in securities denominated in the Euro, the new single currency of the European Monetary Union (EMU). Therefore, the exchange rate between the Euro and the U.S. dollar will have a significant impact on the value of the Fund's investments.

     With the advent of the Euro, the participating countries in the EMU can no longer follow independent monetary policies. This may limit these countries' ability to respond to economic downturns or political upheavals, and consequently reduce the value of their foreign government securities.

     Interest Rate Risks

     Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.

     Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

     Credit Risks

     Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money.

     Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

     Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

     Liquidity Risks

     Trading  opportunities  are more limited for fixed income  securities  that
     have  not  received  any  credit  ratings,   have  received  ratings  below
     investment grade or are not widely held.

     Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses. OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts.

     LEVERAGE RISKS

     Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security or other benchmark.


                                                              September 24, 2003



      Cusip 314172743
      Cusip 314172735
      Cusip 314172727
      29098 (9/03)







FEDERATED MARKET OPPORTUNITY FUND
(A portfolio of Federated Equity Funds)
Supplement to Statement of Additional Information dated February 28, 2003
---------------------------------------------------------------------------

     Under the section entitled "Securities in Which the Fund Invests?", please delete the current disclosure for Options and replace with the following:


     Options

     Options are rights to buy or sell an underlying asset or instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of underlying assets or instruments, including financial indices, individual securities, and other derivative instruments, such as futures contracts. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts. The Fund may invest in the following specific types of options:

     CALL OPTIONS

     A call option gives the holder (buyer) the right to buy the underlying asset from the seller (writer) of the option. The Fund may use call options in the following ways:

o Buy call options on indices, individual securities, index futures, currencies (both foreign and U.S. dollar) and financial futures in anticipation of an increase in the value of the underlying asset or instrument; and

o Write call options on indices, individual securities, index futures, currencies (both foreign and U.S. dollar) and financial futures to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying asset. If a call written by the Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received.

     PUT OPTIONS

     A put option gives the holder the right to sell the underlying asset to the writer of the option. The Fund may use put options in the following ways:

o    Buy  put  options  on  indices,   individual  securities,   index  futures,
     currencies (both foreign and U.S. dollar) and financial futures in anticipation of a decrease in the value of the underlying asset; and

o Write put options on indices, individual securities, index futures, currencies (both foreign and U.S. dollar) and financial futures to generate income from premiums, and in anticipation of an increase or only limited decrease in the value of the underlying asset. In writing puts, there is a risk that the Fund may be required to take delivery of the underlying asset when its current market price is lower than the exercise price.

     The Fund may also buy or write options, as needed, to close out existing option positions.



                                                              September 24, 2003





      Cusip 314172743
      Cusip 314172735
      Cusip 314172727
      29053 (9/03)